1Q22 Financial Results April 13, 2022 Exhibit 99

1Q22 Financial highlights 1 See note 3 on slide 10 2 e 11 3 4 See note 1 on slide 10 5 Includes the net impact of employee issuances ROTCE1 16% Net payout LTM3 64% CET1 capital ratios2 Std. 11.9% | Adv. 12.6% Balance sheet Loans: average loans of $1.1T up 5% YoY and up 1% QoQ Excluding PPP, average loans of $1.1T, up 8% YoY, up 1% QoQ Deposits: average deposits of $2.5T up 13% YoY and up 2% QoQ CET1 capital of $208B2 Standardized CET1 capital ratio of 11.9%2; Advanced CET1 capital ratio of 12.6%2 Income statement 1Q22 net income of $8.3B and EPS of $2.63 Managed revenue of $31.6B4 Expense of $19.2B and managed overhead ratio of 61%4 Capital distributed Common dividend of $3.0B or $1.00 per share $1.7B of common stock net repurchases5 1 Significant items ($mm, excluding EPS) Pretax Net income EPS Firmwide net credit reserve build ($902) ($686) ($0.23) Credit Adjustments & Other in CIB (524) (398) (0.13)

1Q22 4Q21 1Q21 Net interest income $14.0 $0.3 $1.0 Noninterest revenue 17.6 1.0 (2.5) Managed revenue1 31.6 1.2 (1.5) Expense 19.2 1.3 0.5 Credit costs 1.5 2.8 5.6 Net income $8.3 ($2.1) ($6.0) Net income applicable to common stockholders $7.8 ($2.1) ($6.0) $2.63 ($0.70) ($1.87) ROE2 13% 16% 23% ROTCE2,3 16 19 29 1,2 61 59 57 Memo: NII excluding Markets 4 $11.8 $0.1 $1.0 NIR excluding Markets 4 11.1 (2.3) (2.2) Markets revenue 8.8 3.5 (0.3) Managed revenue1 31.6 1.2 (1.5) Adjusted expense 5 $19.1 $1.3 $0.4 Adjusted overhead ratio 1,2,5 60% 58% 56% $ O/(U) 1Q22 ROE O/H ratio CCB 23% 63% CIB 17% 54% CB 13% 47% AWM 23% 66% $B 1Q22 4Q21 1Q21 Net charge-offs $0.6 $0.6 $1.1 Reserve build/(release) 0.9 (1.8) (5.2) Credit costs $1.5 ($1.3) ($4.2) 1Q22 Financial results1 $B, except per share data 1Q22 Tax rate Effective rate: 17.7% Managed rate: 24.3%1,6 Note: Totals may not sum due to rounding 1 See note 1 on slide 10 2 Actual numbers for all periods, not over/(under) 3 See note 3 on slide 10 4 See note 2 on slide 10 5 See note 4 on slide 10 6 Reflects fully taxable- 2

Fortress balance sheet

$B, except per share data

	1Q22	4Q21	1Q21
Risk-based capital metrics[1]			
CET1 capital	$208	$214	$206
CET1 capital ratio – Standardized	11.9%	13.1%	13.1%
CET1 capital ratio – Advanced	12.6	13.8	13.7
Leverage-based capital metric[2]			
Firm SLR	5.2%	5.4%	6.7%
Liquidity metrics[3]			
Firm LCR	110%	111%	110%
Bank LCR	181	178	166
Total excess HQLA	$625	$629	$505
HQLA and unencumbered marketable securities	1,662	1,652	1,538
Balance sheet metrics			
Total assets (EOP)	$3,955	$3,744	$3,689
Deposits (average)	2,516	2,468	2,225
Tangible book value per share[4]	69.58	71.53	66.56

Firm SLR ex. temporary relief[2]: 5.5%

Standardized CET1 ratio (%)



13.1%
51 bps
(45 bps)
(31 bps)
Common dividends: (18 bps)
(82 bps)
(12 bps)
11.9%
4Q21
Net income
AOCI[5]
Capital distributions[6]
RWA
Other[7]
1Q22

Standardized risk-weighted assets ($B)



1,639
40
24
37
13
1,753
4Q21
SA-CCR implementation[8]
Other Counterparty Credit Risk
Market Risk
Other[9]
1Q22

Note: Totals may not tie due to rounding
[1] Estimated for the current period. See note 1 on slide 11
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR"); 1Q21 Firm SLR reflects temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 11
[4] See note 3 on slide 10
[5] Excludes AOCI on cash flow hedges and DVA related to structured notes
[6] Includes net share repurchases and common and preferred dividends
[7] Includes CET1 capital deductions, including the impact of CECL. See note 1 on slide 11
[8] Represents the estimated impact of SA-CCR adoption using derivative exposure as of December 31, 2021. See note 4 on slide 11
[9] Primarily includes RWA related to changes in MSR and DTA

3

JPMORGAN CHASE & CO.

CCB CIB CB AWM Corp.

Consumer & Community Banking[1]

Selected income statement data ($mm)

	1Q22	$ O/(U) 4Q21	$ O/(U) 1Q21
Revenue	**$12,229**	**($46)**	**($288)**
Consumer & Business Banking	6,062	(110)	427
Home Lending	1,169	85	(289)
Card & Auto	4,998	(21)	(426)
Expense	**7,720**	**(34)**	**518**
Credit costs	**678**	**1,738**	**4,280**
Net charge-offs (NCOs)	553	38	(470)
Change in allowance	125	1,700	4,750
Net income[2]	**$2,895**	**($1,252)**	**($3,892)**

Financial performance

- **Net income of $2.9B vs. $6.8B in 1Q21**
- **Revenue** of $12.2B, down 2% YoY
- **Expense** of $7.7B, up 7% YoY, driven by higher investments and structural expense, partially offset by lower volume- and revenue-related expense
- **Credit costs** of $678mm, reflecting net charge-offs of $553mm, down $470mm YoY, driven by Card. The prior year provision reflected a $4.6B reserve release

Key drivers / statistics ($B)[3]

	1Q22	4Q21	1Q21
Equity	$50.0	$50.0	$50.0
ROE[2]	23%	32%	54%
Overhead ratio	63	63	58
Average loans	$428.9	$437.7	$434.0
Average deposits	1,153.5	1,114.3	979.7
Active mobile customers (mm)[4]	46.5	45.5	41.9
Debit & credit card sales volume[5]	$351.5	$376.2	$290.3

- Average loans down 1% YoY and 2% QoQ
  - Ex-PPP, average loans of $424.9B, up 3% YoY and down 1% QoQ
- Average deposits up 18% YoY and 4% QoQ
- Active mobile customers up 11% YoY
- Debit & credit card sales volume up 21% YoY
- Client investment assets up 9% YoY

Key drivers / statistics ($B) – detail by business

	1Q22	4Q21	1Q21
Consumer & Business Banking			
Business Banking average loans[6]	$24.8	$28.9	$43.5
Business Banking loan originations[7]	1.0	0.9	10.0
Client investment assets (EOP)	696.3	718.1	637.0
Deposit margin	1.22%	1.22%	1.29%
Home Lending			
Average loans	$176.5	$183.3	$182.2
Loan originations[8]	24.7	42.2	39.3
Third-party mortgage loans serviced (EOP)	575.4	519.2[9]	443.2
Net charge-off/(recovery) rate	(0.17)%	(0.17)%	(0.12)%
Card & Auto			
Card average loans	$149.4	$148.5	$134.9
Auto average loans and leased assets	85.7	86.2	87.3
Auto loan and lease originations	8.4	8.5	11.2
Card net charge-off rate	1.37%	1.28%	2.97%
Credit Card net revenue rate	9.87	9.61	11.53
Credit Card sales volume[5]	$236.4	$254.1	$183.7

[1] See note 1 on slide 10
[2] See note 3 on slide 11
For additional footnotes see slide 12

4

JPMORGAN CHASE & CO.

CCB | CIB | CB | AWM | Corp.

Corporate & Investment Bank[1]

Selected income statement data ($mm)

	1Q22	$ O/(U) 4Q21	$ O/(U) 1Q21
Revenue	**$13,529**	**$1,995**	**($1,076)**
Investment Banking revenue	2,057	(1,149)	(794)
Payments	1,854	53	462
Lending	321	58	56
Total Banking	**4,232**	**(1,038)**	**(276)**
Fixed Income Markets	5,698	2,364	(63)
Equity Markets	3,055	1,101	(234)
Securities Services	1,068	4	18
Credit Adjustments & Other	(524)	(436)	(521)
Total Markets & Securities Services	**9,297**	**3,033**	**(800)**
Expense	**7,298**	**1,471**	**194**
Credit costs	**445**	**571**	**776**
Net income[2]	**$4,385**	**($158)**	**($1,539)**

Key drivers / statistics ($B)[3]

	1Q22	4Q21	1Q21
Equity	$103.0	$83.0	$83.0
ROE[2]	17%	21%	28%
Overhead ratio	54	51	49
Comp/revenue	30	20	30
IB fees ($mm)	$2,050	$3,502	$2,988
Average loans	212.4	206.0	182.5
Average client deposits[4]	709.1	717.5	705.8
Merchant processing volume ($B)[5]	490.2	514.9	425.7
Assets under custody ($T)	31.6	33.2	31.3
ALL/EOP loans ex-conduits and trade[6]	1.31%	1.12%	2.06%
Net charge-off/(recovery) rate[6]	0.05	0.06	(0.02)
Average VaR ($mm)	$64	$37	$99

Financial performance

- **Net income of $4.4B, down 26% YoY; revenue of $13.5B, down 7% YoY**
- **Banking revenue**
  - IB revenue of $2.1B, down 28% YoY
    - IB fees down 31% YoY, reflecting lower equity and debt underwriting fees
  - Payments revenue of $1.9B, up 33% YoY, or up 9% excluding net gains on equity investments, predominantly driven by higher fees, deposits and interest rates
  - Lending revenue of $321mm, up 21% YoY, predominantly driven by mark-to-market gains on hedges of accrual loans compared to losses in the prior year
- **Markets & Securities Services revenue**
  - Markets revenue of $8.8B, down 3% YoY
    - Fixed Income Markets revenue of $5.7B, down 1% YoY, driven by lower performance in Securitized Products, predominantly offset by higher revenue in Currencies & Emerging Markets on elevated client activity in a volatile market
    - Equity Markets revenue of $3.1B, down 7% YoY, driven by lower revenue in derivatives and Cash Equities compared to a strong prior year
  - Securities Services revenue of $1.1B, up 2% YoY, driven by higher rates and fees
  - Credit Adjustments & Other was a loss of $524mm, driven by funding spread widening as well as credit valuation adjustments relating to both increases in commodities exposures and markdowns of derivatives receivables from Russia-associated counterparties
- **Expense** of $7.3B, up 3% YoY, driven by higher structural expense, investments in the business and legal expense, largely offset by lower volume- and revenue-related expense including revenue-related compensation
- **Credit costs** of $445mm, reflecting a net reserve build

[1] See note 1 on slide 10
[2] See note 3 on slide 11
For additional footnotes see slide 12

5

JPMORGAN CHASE & CO.

CCB | CIB | CB | AWM | Corp.

Commercial Banking[1]

Selected income statement data ($mm)

		$ O/(U)	
	1Q22	4Q21	1Q21
Revenue	**$2,398**	**($214)**	**$5**
Middle Market Banking	980	(82)	64
Corporate Client Banking	830	(98)	(21)
Commercial Real Estate Banking	581	(33)	(23)
Other	7	(1)	(15)
Expense	**1,129**	**70**	**160**
Credit costs	**157**	**246**	**275**
Net income[2]	**$850**	**($384)**	**($331)**

Key drivers / statistics ($B)[3]

	1Q22	4Q21	1Q21
Equity	$25.0	$24.0	$24.0
ROE[2]	13%	19%	19%
Overhead ratio	47	41	40
Gross IB revenue ($mm)	$729	$1,456	$1,129
Average loans[4]	210.7	205.6	206.7
Average client deposits	316.9	323.8	291.0
Allowance for loan losses	2.4	2.2	3.1
Nonaccrual loans[5]	0.8	0.7	1.1
Net charge-off/(recovery) rate[6]	0.01%	0.02%	0.06%
ALL/loans[6]	1.11	1.08	1.52

Financial performance

- **Net income of $850mm, down 28% YoY**, largely driven by credit reserve builds compared to reserve releases in the prior year
- **Revenue** of $2.4B was flat compared to the prior year, as higher payments revenue and deposits were largely offset by lower investment banking revenue
  - Gross IB revenue of $729mm, down 35% YoY
- **Expense** of $1.1B, up 17% YoY, largely driven by investments in the business and higher volume- and revenue-related expense, including compensation
- **Credit costs** of $157mm, reflecting a net reserve build
- **Average loans** of $211B, up 2% YoY and QoQ
  - C&I[7] up 1% YoY and up 2% QoQ
    - Ex-PPP, up 7% YoY and up 3% QoQ
  - CRE[7] up 3% YoY and QoQ
- **Average deposits** of $317B, up 9% YoY and down 2% QoQ, as client balances are seasonally highest at year end

[1] See note 1 on slide 10
[2] See note 3 on slide 11
For additional footnotes see slide 12

6

JPMORGAN CHASE & CO.

CCB CIB CB AWM Corp.

Asset & Wealth Management[1]

Selected income statement data ($mm)

		$ O/(U)	
	1Q22	4Q21	1Q21
Revenue	**$4,315**	**($158)**	**$238**
Asset Management	2,314	(174)	129
Global Private Bank	2,001	16	109
Expense	**2,860**	**(137)**	**286**
Credit costs	**154**	**190**	**275**
Net income[2]	**$1,008**	**($117)**	**($252)**

Key drivers / statistics ($B)[3]

	1Q22	4Q21	1Q21
Equity	$17.0	$14.0	$14.0
ROE[2]	23%	31%	36%
Pretax margin	30	34	40
Assets under management ("AUM")	$2,960	$3,113	$2,833
Client assets	4,116	4,295	3,828
Average loans	214.6	209.2	188.7
Average deposits	287.8	264.6	206.6

Financial performance

- **Net income of $1.0B, down 20% YoY**
- **Revenue** of $4.3B, up 6% YoY, predominantly driven by growth in deposits and loans as well as higher management and performance fees, partially offset by deposit margin compression and the absence of net valuation gains recorded in the prior year
- **Expense** of $2.9B, up 11% YoY, predominantly driven by higher structural expense and investments in the business, including compensation, and higher volume- and revenue-related expense, including distribution fees
- **Credit costs** of $154mm, reflecting a net reserve build
- **AUM** of $3.0T and client assets of $4.1T, up 4% and 8% YoY respectively, predominantly driven by cumulative net inflows
  - For the quarter, AUM had net inflows of $19B for long-term products and net outflows of $52B from liquidity products
- **Average loans** of $215B, up 14% YoY and up 3% QoQ
- **Average deposits** of $288B, up 39% YoY and up 9% QoQ

[1] See note 1 on slide 10
[2] See note 3 on slide 11
[3] Actual numbers for all periods, not over/(under)

7

JPMORGAN CHASE & CO.

Corporate1 Financial performanceSelected income statement data ($mm) Revenue was a loss of $881mm Net interest income was a loss of $536mm, up $319mm YoY, due to the impact of higher rates Noninterest revenue was a loss of $345mm, down $727mm YoY, primarily due to: Losses on legacy equity investments compared to gains in the prior year $394mm of net realized losses on investment securities this quarter Expense: Noninterest expense of $184mm, down $692mm YoY, Foundation in the prior year 1 See note 1 on slide 10 2 See note 3 on slide 11 CCB CIB CB AWM Corp. 1Q22 4Q21 1Q21 Revenue ($881) ($336) ($408) Expense 184 (67) (692) Credit costs 29 6 13 Net income/(loss)2 ($856) ($206) ($4) $ O/(U) 8

Outlook1 9 1 See notes 1, 2 and 4 on slide 10 Firmwide 1 Expect FY2022 net interest income excluding Markets to be $53B+, market dependent 2 Expect FY2022 adjusted expense of ~$77B, market dependent

Notes on non-GAAP financial measures 1. rat Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a lement 2. ews these metrics excluding CIB sactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the -liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets reven 2021 Form 10-K 3. ach non-GAAP financial measures. nd identifiable intangible assets (other than TCE, refer to page 9 of the Earnings Release rep period-end divided by common shares at period-end. Book value per share was $86.16, $88.07 and $82.31 at March 31, 2022, December 31, 2021 and March 31, use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense of $119mm, $137mm and $28mm for the three months ended March 31, 2022, December 31, 2021 expense as a percentage of adjusted managed net revenue. Management believes this information helps investors understand the effect of these items on reported 5. -of- luding the impact of consolidated Firm-administered multi- rage ratio 10

Additional notes 1. Reflects the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions which expired on December 31, 2021. Effective January 1, 2022, the $2.9B CECL capital benefit recognized as of December 31, 2021 will be phased out at 25% per year over a three-year period. As of March 31, 2022, CET1 capital reflected the remaining 75%, or $2.2B, benefit associated with the CECL capital transition provisions. For the periods ended December 31, 2021 and March 31, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9B and $4.5B, respectively. Refer to Capital Risk Management on pages 86- rm 10-K for additional information 2. Total excess high- what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable -of-period HQLA-eligible securities which are included as part of the excess liquidity at the Bank that are not transferable to non- -of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 97- -K for additional information 3. In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior period amounts have been revised to conform with the current presentation 4. - exposure method used to measure derivatives counterparty exposure under Standardized approach RWA and Advanced approach RWA where internal models are not used, as well as leverage exposure used to calculate the SLR in the regulatory capital framework. The rule issued by the U.S. banking regulators in November 2019 applies to Basel III Advanced Approaches banking organizations, such as the Firm and JPMorgan Chase Bank, N.A 11

Additional notes on slides 4-6 Slide 4 Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. Users of all mobile platforms who have logged in within the past 90 days 5. Excludes Commercial Card 6. Includes the impact of loans originated under the PPP. For further information, refer to page 12 of the Earnings Release Financial Supplement 7. Included $9.3B of origination volume under the PPP for the three months ended March 31, 2021. The program ended on May 31, 2021 for new applications and there was no origination volume under the PPP for all other periods presented 8. Firmwide mortgage origination volume was $30.2B, $48.2B, $43.2B for the three months ended March 31, 2022, December 31, 2021 and March 31, 2021, respectively 9. Prior-period third-party mortgage loans serviced amount has been revised to conform with the current presentation Slide 5 Corporate & Investment Bank 3. Actual numbers for all periods, not over/(under) 4. Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses 5. Represents total merchant processing volume across CIB, CCB and CB 6. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 1.01%, 0.84%, and 1.48% at March 31, 2022, December 31, 2021 and March 31, 2021, respectively. See note 5 on slide 10 Slide 6 Commercial Banking 3. Actual numbers for all periods, not over/(under) 4. Includes the impact of loans originated under the PPP. For further information, refer to page 19 of the Earnings Release Financial Supplement 5. At March 31, 2022 and December 31, 2021, nonaccrual loans excluded PPP loans 90 or more days past due and insured by the SBA of $50mm and $114mm, respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due in all other periods presented 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 7. and do not align with regulatory definitions 12

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & forth in the forward- materially from those described in the forward- Annual Report on Form 10-K for the year ended December 31, 2021, which has been filed with the Securities and - web.com/financial-information/sec- (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 13